UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2003

Commission File Number 1-5097

JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	39-0380010
(State of Incorporation)	(I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM  7  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99  Press release issued by the registrant on November 19, 2003.

ITEM  9  REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated November 19, 2003 announcing that the Board of Directors of Johnson Controls, Inc. voted to increase the cash dividend and split its shares two for one.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ Stephen A. Roell

Stephen A. Roell
Senior Vice President and
Chief Financial Officer

Date: November 20, 2003

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EXHIBIT INDEX

Exhibit
Number	Description

99	Press release issued by the registrant on November 19, 2003.

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